Exhibit 99.1

AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Matt Rohrmann

Investor Contact

(212) 940-3339

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iv

I. Financial Highlights	1

II. Income Statements

a. Consolidated Statement of Operations	2

b. Consolidated Statements of Operations - Quarter and Prior Year	3-4

c. Consolidated Segment Data	5

d. Gross Premiums Written by Segment by Line of Business - Quarter and Prior Year	6

e. Consolidated Data - Quarter and Prior Year	7

f. Segment Data - Quarter and Prior Year	8-9

g. Strategic Capital Partners	10

h. Net Investment Income - Quarter and Prior Year	11

III. Balance Sheets

a. Consolidated Balance Sheets	12

b. Cash and Invested Assets:

• Cash and Invested Assets Portfolio	13

• Cash and Invested Assets Composition - Quarter	14

• Corporate Debt Composition	15

• Ten Largest Corporate Debt Holdings	16

• Mortgage-Backed and Asset-Backed Securities Composition	17

c. Reinsurance Recoverable Analysis	18-19

IV. Losses Reserve Analysis

a. Paid to Incurred Analysis	20

b. Paid to Incurred Analysis by Segment - Quarter and Prior Year	21

c. Net Probable Maximum Losses to Certain Peak Industry Catastrophe Exposures	22

V. Share Analysis

a. Earnings Per Common Share Information	23

b. Book Value Per Diluted Common Share and Tangible Book Value Per Diluted Common Share - Treasury Stock Method	24

VI. Non-GAAP Financial Measures

a. Operating Income and Operating Return on Average Common Equity	25

b. Rationale for the Use of Non-GAAP Financial Measures	26

AXIS CAPITAL HOLDINGS LIMITED

BASIS OF PRESENTATION

AXIS Capital Holdings Limited’s (“AXIS Capital” or the “Company”) underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2021 and consolidated statements of operations for the years ended December 31, 2021 and December 31, 2020.

•	Amounts may not reconcile due to rounding differences.

•	Unless otherwise noted, all data is in thousands, except for ratio information.

•	NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States (“U.S.”) federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may”, “should”, “could”, “anticipate”, “estimate”, “expect”, “plan”, “believe”, “predict”, “potential”, “intend” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities’ prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;

•	the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;

•	the occurrence and magnitude of natural and man-made disasters;

•	the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes;

•	losses from war including losses related to the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;

•	actual claims exceeding loss reserves;

•	general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities’ prices, and/or foreign currency exchange rates;

•	the failure of any of the loss limitation methods we employ;

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;

•	the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;

•	the loss of business provided to us by major brokers;

•	breaches by third parties in our program business of their obligations to us;

•	difficulties with technology and/or data security;

•	the failure of our policyholders or intermediaries to pay premiums;

•	the failure of our cedants to adequately evaluate risks;

•	the inability to obtain additional capital on favorable terms, or at all;

•	the loss of one or more of our key executives;

•	a decline in our ratings with rating agencies;

•	changes in accounting policies or practices;

•	the use of industry models and changes to these models;

•	changes in governmental regulations and potential government intervention in our industry;

•	inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;

i

•	changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom’s withdrawal from the European Union;

•	changes in tax laws; and

•

other factors including but not limited to those described under Item 1A, ‘Risk Factors’ in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull war. Offshore energy coverage includes physical damage, business interruption, operator’s extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.

Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign default, corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Accident and Health: includes accidental death, travel insurance, specialty health products for employer and affinity groups, and pet insurance.

AXIS CAPITAL HOLDINGS LIMITED

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis.

Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis.

Credit and Surety: provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is also provided to mortgage guaranty insurers and U.S. government-sponsored entities for losses related to credit risk transfer into the private sector.

Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.

Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.

Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers’ compensation, auto liability, and excess casualty.

Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.

Marine and Aviation: includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis.

Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.

AXIS CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

		Three months ended March 31,
		2022	2021	Change
HIGHLIGHTS	Gross premiums written	$2,634,608	$2,535,481	3.9%
	Gross premiums written - Insurance	50.4%	43.5%	6.9	pts
	Gross premiums written - Reinsurance	49.6%	56.5%	(6.9)	pts

	Net premiums written	$1,812,872	$1,778,886	1.9%

	Net premiums earned	$1,258,246	$1,103,722	14.0%
	Net premiums earned - Insurance	59.8%	55.8%	4.0	pts
	Net premiums earned - Reinsurance	40.2%	44.2%	(4.0)	pts

	Net income available to common shareholders	$141,637	$115,737	22.4%
	Operating income [a]	179,825	82,737	nm
	Annualized return on average common equity [b]	12.0%	9.9%	2.1	pts
	Annualized operating return on average common equity [c]	15.3%	7.1%	8.2	pts
	Total shareholders’ equity	$5,120,540	$5,176,390	(1.1%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$1.65	$1.36	21.3%
	Operating income per diluted common share [d]	$2.09	$0.97	nm
	Weighted average diluted common shares outstanding	85,808	84,965	1.0%
	Book value per common share	$53.60	$54.59	(1.8%)
	Book value per diluted common share (treasury stock method)	$51.97	$53.03	(2.0%)
	Tangible book value per diluted common share (treasury stock method) [a]	$49.08	$49.91	(1.7%)

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	54.2%	55.1%	(0.9)	pts
	Catastrophe and weather-related losses ratio	4.7%	10.1%	(5.4)	pts

	Current accident year loss ratio	58.9%	65.2%	(6.3)	pts
	Prior year reserve development ratio	(0.7%)	(0.4%)	(0.3)	pts

	Net losses and loss expenses ratio	58.2%	64.8%	(6.6)	pts
	Acquisition cost ratio	19.7%	19.8%	(0.1)	pts
	General and administrative expense ratio [e]	13.5%	14.3%	(0.8)	pts

	Combined ratio	91.4%	98.9%	(7.5)	pts

INVESTMENT DATA	Total assets	$27,808,558	$27,085,827	2.7%
	Total cash and invested assets [f]	16,023,182	15,643,178	2.4%
	Net investment income	91,355	114,165	(20.0%)
	Net investment gains (losses)	(94,508)	29,645	nm
	Book yield of fixed maturities	2.1%	2.1%	—	pts

[a]

Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity (“operating ROACE”) and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity (“ROACE”) and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.

[b]

Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

[c]

Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

[d]	Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]	Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]

Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

	Three months ended March 31,
	2022	2021
Revenues
Net premiums earned	$1,258,246	$1,103,722
Net investment income	91,355	114,165
Net investment gains (losses)	(94,508)	29,645
Other insurance related income	6,693	2,781

Total revenues	1,261,786	1,250,313

Expenses
Net losses and loss expenses	732,699	714,718
Acquisition costs	248,352	218,871
General and administrative expenses	169,041	158,408
Foreign exchange losses (gains)	(44,273)	4,113
Interest expense and financing costs	15,564	15,571
Amortization of value of business acquired	—	1,028
Amortization of intangible assets	2,729	2,690

Total expenses	1,124,112	1,115,399

Income before income taxes and interest in income of equity method investments	137,674	134,914
Income tax expense	(24)	(20,776)
Interest in income of equity method investments	11,550	9,162

Net income	149,200	123,300
Preferred share dividends	7,563	7,563

Net income available to common shareholders	$141,637	$115,737

AXIS CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$2,535,481	$2,431,158	$7,685,984
Ceded premiums written	(821,736)	(615,420)	(650,018)	(737,328)	(756,595)	(752,114)	(2,759,360)

Net premiums written	1,812,872	947,408	996,471	1,203,858	1,778,886	1,679,044	4,926,624

Gross premiums earned	1,902,508	1,936,521	1,879,280	1,794,769	1,671,139	1,657,412	7,281,709
Ceded premiums earned	(644,262)	(698,761)	(667,853)	(637,828)	(567,417)	(568,787)	(2,571,859)

Net premiums earned	1,258,246	1,237,760	1,211,427	1,156,941	1,103,722	1,088,625	4,709,850
Other insurance related income (loss)	6,693	7,033	7,665	5,817	2,781	(8,707)	23,295

Total underwriting revenues	1,264,939	1,244,793	1,219,092	1,162,758	1,106,503	1,079,918	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	732,699	716,225	911,369	666,473	714,718	908,073	3,008,783
Acquisition costs	248,352	252,180	231,712	219,070	218,871	238,650	921,834
Underwriting-related general and administrative expenses [a]	145,096	140,379	134,826	128,961	132,668	129,962	536,834

Total underwriting expenses	1,126,147	1,108,784	1,277,907	1,014,504	1,066,257	1,276,685	4,467,451

UNDERWRITING INCOME (LOSS) [b]	138,792	136,009	(58,815)	148,254	40,246	(196,767)	265,694

OTHER (EXPENSES) REVENUES
Net investment income	91,355	128,128	107,339	104,672	114,165	93,101	454,301
Net investment gains (losses)	(94,508)	20,410	10,932	73,293	29,645	(62,877)	134,279
Corporate expenses [a]	(23,945)	(44,105)	(23,134)	(33,491)	(25,740)	(27,098)	(126,470)
Foreign exchange (losses) gains	44,273	(4,632)	28,032	(19,602)	(4,113)	61,683	(315)
Interest expense and financing costs	(15,564)	(15,543)	(15,954)	(15,235)	(15,571)	(23,472)	(62,302)
Reorganization expenses	—	—	—	—	—	982	—
Amortization of value of business acquired	—	(771)	(1,028)	(1,028)	(1,028)	(1,799)	(3,854)
Amortization of intangible assets	(2,729)	(3,260)	(3,149)	(3,324)	(2,690)	(2,870)	(12,424)

Total other (expenses) revenues	(1,118)	80,227	103,038	105,285	94,668	37,650	383,215

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	137,674	216,236	44,223	253,539	134,914	(159,117)	648,909
Income tax (expense) benefit	(24)	(12,557)	(1,186)	(27,865)	(20,776)	4,867	(62,384)
Interest in income (loss) of equity method investments	11,550	1,213	11,911	9,799	9,162	(23,577)	32,084

NET INCOME (LOSS)	149,200	204,892	54,948	235,473	123,300	(177,827)	618,609
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$141,637	$197,329	$47,385	$227,910	$115,737	$(185,390)	$588,359

[a]

Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.

[b]

Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED

CONSOLIDATED KEY RATIOS - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	54.2%	54.3%	55.4%	55.7%	55.1%	57.1%	55.1%
Catastrophe and weather-related losses ratio	4.7%	4.3%	20.7%	2.5%	10.1%	26.9%	9.5%

Current accident year loss ratio	58.9%	58.6%	76.1%	58.2%	65.2%	84.0%	64.6%
Prior year reserve development ratio	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.4%)	(0.6%)	(0.7%)

Net losses and loss expenses ratio	58.2%	57.9%	75.2%	57.6%	64.8%	83.4%	63.9%
Acquisition cost ratio	19.7%	20.4%	19.1%	18.9%	19.8%	21.9%	19.6%
General and administrative expense ratio [a]	13.5%	14.8%	13.1%	14.1%	14.3%	14.5%	14.0%

Combined ratio	91.4%	93.1%	107.4%	90.6%	98.9%	119.8%	97.5%

Weighted average common shares outstanding	84,961	84,774	84,771	84,764	84,514	84,094	84,707
Weighted average diluted common shares outstanding [b]	85,808	85,591	85,336	85,267	84,965	84,094	85,291
Earnings (loss) per common share	$1.67	$2.33	$0.56	$2.69	$1.37	($2.20)	$6.95
Earnings (loss) per diluted common share	$1.65	$2.31	$0.56	$2.67	$1.36	($2.20)	$6.90
Annualized ROACE	12.0%	16.4%	3.9%	19.3%	9.9%	nm	12.2%
Annualized operating ROACE	15.3%	15.1%	0.1%	14.4%	7.1%	nm	9.1%

[a]	Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]	Due to the net loss attributable to common shareholders recognized for the quarter ended March 31, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED

CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2022			Three months ended March 31, 2021
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,327,264	$1,307,344	$2,634,608	$1,103,198	$1,432,283	$2,535,481
Ceded premiums written	(483,352)	(338,384)	(821,736)	(395,384)	(361,211)	(756,595)

Net premiums written	843,912	968,960	1,812,872	707,814	1,071,072	1,778,886

Gross premiums earned	1,233,281	669,227	1,902,508	1,012,941	658,198	1,671,139
Ceded premiums earned	(480,465)	(163,797)	(644,262)	(396,655)	(170,762)	(567,417)

Net premiums earned	752,816	505,430	1,258,246	616,286	487,436	1,103,722
Other insurance related income	82	6,611	6,693	415	2,366	2,781

Total underwriting revenues	752,898	512,041	1,264,939	616,701	489,802	1,106,503

UNDERWRITING EXPENSES
Net losses and loss expenses	405,745	326,954	732,699	356,898	357,820	714,718
Acquisition costs	138,812	109,540	248,352	117,679	101,192	218,871
Underwriting-related general and administrative expenses	113,950	31,146	145,096	103,303	29,365	132,668

Total underwriting expenses	658,507	467,640	1,126,147	577,880	488,377	1,066,257

UNDERWRITING INCOME	$94,391	$44,401	$138,792	$38,821	$1,425	$40,246

Catastrophe and weather-related losses, net of reinstatement premiums	$32,730	$27,346	$60,076	$36,026	$74,224	$110,250
Net favorable prior year reserve development	$7,062	$1,894	$8,956	$1,505	$3,812	$5,317

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	50.5%	59.7%	54.2%	52.3%	58.6%	55.1%
Catastrophe and weather-related losses ratio	4.3%	5.4%	4.7%	5.9%	15.6%	10.1%

Current accident year loss ratio	54.8%	65.1%	58.9%	58.2%	74.2%	65.2%
Prior year reserve development ratio	(0.9%)	(0.4%)	(0.7%)	(0.3%)	(0.8%)	(0.4%)

Net losses and loss expenses ratio	53.9%	64.7%	58.2%	57.9%	73.4%	64.8%
Acquisition cost ratio	18.4%	21.7%	19.7%	19.1%	20.8%	19.8%
Underwriting-related general and administrative expense ratio	15.2%	6.1%	11.6%	16.8%	6.0%	12.0%
Corporate expense ratio			1.9%			2.3%

Combined ratio	87.5%	92.5%	91.4%	93.8%	100.2%	98.9%

AXIS CAPITAL HOLDINGS LIMITED

GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
INSURANCE SEGMENT
Property	$284,937	$281,105	$273,548	$320,424	$261,787	$223,932	$1,136,864
Marine	198,551	80,355	87,463	114,061	187,948	156,296	469,826
Terrorism	22,982	9,868	14,167	12,339	19,744	16,520	56,117
Aviation	25,967	27,711	32,954	29,742	20,402	17,230	110,809
Credit and Political Risk	47,499	55,360	27,651	43,140	37,451	47,675	163,602
Professional Lines	435,865	549,011	465,576	463,763	337,765	257,071	1,816,116
Liability	253,162	267,726	228,497	241,522	193,254	170,929	930,999
Accident and Health	58,301	43,927	46,644	43,481	44,847	51,062	178,899

TOTAL INSURANCE SEGMENT	$1,327,264	$1,315,063	$1,176,500	$1,268,472	$1,103,198	$940,715	$4,863,232

REINSURANCE SEGMENT
Catastrophe	$138,396	$19,957	$88,396	$133,089	$250,956	$262,283	$492,397
Property	76,323	4,042	38,584	44,325	126,455	133,357	213,406
Credit and Surety	103,876	31,667	55,807	37,413	83,221	100,738	208,108
Professional Lines	133,579	49,739	24,279	148,398	131,255	123,570	353,671
Motor	151,714	4,511	12,151	39,781	223,524	279,132	279,966
Liability	284,348	104,956	166,085	182,688	269,201	219,523	722,931
Engineering	10,065	(874)	(660)	(2,502)	(2,428)	15,920	(6,464)
Agriculture	27,826	10,822	11,992	46,874	16,441	18,248	86,128
Marine and Aviation	50,485	3,484	12,428	25,714	32,340	29,993	73,968
Accident and Health	330,732	19,461	60,927	16,934	301,318	307,678	398,641

TOTAL REINSURANCE SEGMENT	$1,307,344	$247,765	$469,989	$672,714	$1,432,283	$1,490,443	$2,822,752

CONSOLIDATED TOTAL	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$2,535,481	$2,431,158	$7,685,984

AXIS CAPITAL HOLDINGS LIMITED

CONSOLIDATED DATA - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$2,535,481	$2,431,158	$7,685,984
Ceded premiums written	(821,736)	(615,420)	(650,018)	(737,328)	(756,595)	(752,114)	(2,759,360)

Net premiums written	1,812,872	947,408	996,471	1,203,858	1,778,886	1,679,044	4,926,624

Gross premiums earned	1,902,508	1,936,521	1,879,280	1,794,769	1,671,139	1,657,412	7,281,709
Ceded premiums earned	(644,262)	(698,761)	(667,853)	(637,828)	(567,417)	(568,787)	(2,571,859)

Net premiums earned	1,258,246	1,237,760	1,211,427	1,156,941	1,103,722	1,088,625	4,709,850
Other insurance related income (loss)	6,693	7,033	7,665	5,817	2,781	(8,707)	23,295

Total underwriting revenues	1,264,939	1,244,793	1,219,092	1,162,758	1,106,503	1,079,918	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	732,699	716,225	911,369	666,473	714,718	908,073	3,008,783
Acquisition costs	248,352	252,180	231,712	219,070	218,871	238,650	921,834
Underwriting-related general and administrative expenses	145,096	140,379	134,826	128,961	132,668	129,962	536,834

Total underwriting expenses	1,126,147	1,108,784	1,277,907	1,014,504	1,066,257	1,276,685	4,467,451

UNDERWRITING INCOME (LOSS)	$138,792	$136,009	$(58,815)	$148,254	$40,246	$(196,767)	$265,694

Catastrophe and weather-related losses, net of reinstatement premiums	$60,076	$54,209	$249,830	$28,562	$110,250	$299,695	$442,859
Net favorable prior year reserve development	$8,956	$9,270	$11,012	$6,808	$5,317	$6,113	$32,410

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	54.2%	54.3%	55.4%	55.7%	55.1%	57.1%	55.1%
Catastrophe and weather-related losses ratio	4.7%	4.3%	20.7%	2.5%	10.1%	26.9%	9.5%

Current accident year loss ratio	58.9%	58.6%	76.1%	58.2%	65.2%	84.0%	64.6%
Prior year reserve development ratio	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.4%)	(0.6%)	(0.7%)

Net losses and loss expenses ratio	58.2%	57.9%	75.2%	57.6%	64.8%	83.4%	63.9%
Acquisition cost ratio	19.7%	20.4%	19.1%	18.9%	19.8%	21.9%	19.6%
Underwriting-related general and administrative expenses ratio	13.5%	14.8%	13.1%	14.1%	14.3%	14.5%	14.0%

Combined ratio	91.4%	93.1%	107.4%	90.6%	98.9%	119.8%	97.5%

AXIS CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,327,264	$1,315,063	$1,176,500	$1,268,472	$1,103,198	$940,715	$4,863,233
Ceded premiums written	(483,352)	(548,369)	(469,008)	(555,587)	(395,384)	(359,065)	(1,968,347)

Net premiums written	843,912	766,694	707,492	712,885	707,814	581,650	2,894,885

Gross premiums earned	1,233,281	1,212,644	1,142,550	1,076,900	1,012,941	932,078	4,445,035
Ceded premiums earned	(480,465)	(490,275)	(461,542)	(445,225)	(396,655)	(370,014)	(1,793,696)

Net premiums earned	752,816	722,369	681,008	631,675	616,286	562,064	2,651,339
Other insurance related income	82	227	468	552	415	647	1,662

Total underwriting revenues	752,898	722,596	681,476	632,227	616,701	562,711	2,653,001

UNDERWRITING EXPENSES
Net losses and loss expenses	405,745	383,246	442,681	332,175	356,898	471,812	1,514,998
Acquisition costs	138,812	136,172	123,529	106,963	117,679	112,751	484,344
Underwriting-related general and administrative expenses	113,950	121,505	104,905	99,569	103,303	100,778	429,282

Total underwriting expenses	658,507	640,923	671,115	538,707	577,880	685,341	2,428,624

UNDERWRITING INCOME (LOSS)	$94,391	$81,673	$10,361	$93,520	$38,821	$(122,630)	$224,377

Catastrophe and weather-related losses, net of reinstatement premiums	$32,730	$22,654	$104,873	$11,088	$36,026	$177,583	$174,559
Net favorable prior year reserve development	$7,062	$5,008	$5,418	$6,427	$1,505	$3,832	$18,360

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	50.5%	50.8%	50.8%	51.8%	52.3%	54.2%	51.4%
Catastrophe and weather-related losses ratio	4.3%	2.9%	15.0%	1.8%	5.9%	30.4%	6.4%

Current accident year loss ratio	54.8%	53.7%	65.8%	53.6%	58.2%	84.6%	57.8%
Prior year reserve development ratio	(0.9%)	(0.6%)	(0.8%)	(1.0%)	(0.3%)	(0.7%)	(0.7%)

Net losses and loss expenses ratio	53.9%	53.1%	65.0%	52.6%	57.9%	83.9%	57.1%
Acquisition cost ratio	18.4%	18.9%	18.1%	16.9%	19.1%	20.1%	18.3%
Underwriting-related general and administrative expenses ratio	15.2%	16.7%	15.4%	15.8%	16.8%	17.9%	16.2%

Combined ratio	87.5%	88.7%	98.5%	85.3%	93.8%	121.9%	91.6%

AXIS CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,307,344	$247,765	$469,989	$672,714	$1,432,283	$1,490,443	$2,822,752
Ceded premiums written	(338,384)	(67,051)	(181,010)	(181,741)	(361,211)	(393,049)	(791,013)

Net premiums written	968,960	180,714	288,979	490,973	1,071,072	1,097,394	2,031,739

Gross premiums earned	669,227	723,877	736,730	717,869	658,198	725,334	2,836,674
Ceded premiums earned	(163,797)	(208,486)	(206,311)	(192,603)	(170,762)	(198,773)	(778,163)

Net premiums earned	505,430	515,391	530,419	525,266	487,436	526,561	2,058,511
Other insurance related income (loss)	6,611	6,806	7,197	5,265	2,366	(9,354)	21,633

Total underwriting revenues	512,041	522,197	537,616	530,531	489,802	517,207	2,080,144

UNDERWRITING EXPENSES
Net losses and loss expenses	326,954	332,979	468,688	334,298	357,820	436,261	1,493,785
Acquisition costs	109,540	116,008	108,183	112,107	101,192	125,899	437,490
Underwriting-related general and administrative expenses	31,146	18,874	29,921	29,392	29,365	29,184	107,552

Total underwriting expenses	467,640	467,861	606,792	475,797	488,377	591,344	2,038,827

UNDERWRITING INCOME (LOSS)	$44,401	$54,336	$(69,176)	$54,734	$1,425	$(74,137)	$41,317

Catastrophe and weather-related losses, net of reinstatement premiums	$27,346	$31,555	$144,957	$17,474	$74,224	$122,112	$268,300
Net favorable prior year reserve development	$1,894	$4,262	$5,594	$381	$3,812	$2,281	$14,050

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	59.7%	59.2%	61.4%	60.4%	58.6%	60.2%	59.9%
Catastrophe and weather-related losses ratio	5.4%	6.2%	28.0%	3.3%	15.6%	23.1%	13.3%

Current accident year loss ratio	65.1%	65.4%	89.4%	63.7%	74.2%	83.3%	73.2%
Prior year reserve development ratio	(0.4%)	(0.8%)	(1.0%)	(0.1%)	(0.8%)	(0.4%)	(0.6%)

Net losses and loss expenses ratio	64.7%	64.6%	88.4%	63.6%	73.4%	82.9%	72.6%
Acquisition cost ratio	21.7%	22.5%	20.4%	21.3%	20.8%	23.9%	21.3%
Underwriting-related general and administrative expense ratio	6.1%	3.7%	5.6%	5.7%	6.0%	5.5%	5.1%

Combined ratio	92.5%	90.8%	114.4%	90.6%	100.2%	112.3%	99.0%

AXIS CAPITAL HOLDINGS LIMITED

STRATEGIC CAPITAL PARTNERS

	Three months ended March 31,
	2022			2021
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,327,264	$1,307,344	$2,634,608	$1,103,198	$1,432,283	$2,535,481
Premiums ceded to Harrington Re	3,987	129,814	133,801	1,729	117,562	119,291
Premiums ceded to Other Strategic Capital Partners	—	208,570	208,570	—	243,649	243,649
Premiums ceded to Other Reinsurers	479,365	—	479,365	393,655	—	393,655

Net premiums written	$843,912	$968,960	$1,812,872	$707,814	$1,071,072	$1,778,886

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$6,056	$6,056	$—	$1,705	$1,705
Offset to general and administrative expenses	—	11,561	11,561	—	10,523	10,523

Total Fee income	$—	$17,617	$17,617	$—	$12,228	$12,228

[a]

Total managed premiums represents gross premiums written of $2.6 billion and $2.5 billion for the three months ended March 31, 2022 and 2021, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.

[b]	Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED

NET INVESTMENT INCOME - QUARTER AND PRIOR YEAR

							Year ended
							December 31,
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	2021
Fixed maturities	$64,809	$67,623	$63,712	$61,244	$69,470	$89,943	$262,049
Other investments	26,050	56,965	41,695	41,414	41,833	(2,120)	181,906
Equity securities	2,172	4,430	2,724	3,100	2,498	2,125	12,752
Mortgage loans	4,163	4,461	4,426	4,355	4,187	4,053	17,427
Cash and cash equivalents	1,118	808	692	617	2,336	4,930	4,454
Short-term investments	166	74	391	66	133	1,498	664

Gross investment income	98,478	134,361	113,640	110,796	120,457	100,429	479,252
Investment expenses	(7,123)	(6,233)	(6,301)	(6,124)	(6,292)	(7,328)	(24,951)

Net investment income	$91,355	$128,128	$107,339	$104,672	$114,165	$93,101	$454,301

AXIS CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2022	2021	2021	2021	2021	2020
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,456,024	$12,313,200	$12,380,959	$11,898,300	$11,728,611	$12,076,186
Fixed maturities, held to maturity, at amortized cost	493,509	446,016	416,879	403,370	404,690	—
Equity securities, at fair value	563,950	655,675	618,822	588,196	547,676	404,945
Mortgage loans, held for investment, at fair value	627,063	594,088	623,487	656,056	629,576	517,181
Other investments, at fair value	954,602	947,982	892,664	865,238	790,530	797,808
Equity method investments	157,843	146,293	145,080	133,169	123,370	94,244
Short-term investments, at fair value	70,385	31,063	68,267	112,862	185,699	77,101

Total investments	14,323,376	15,134,317	15,146,158	14,657,191	14,410,152	13,967,465
Cash and cash equivalents	1,706,711	1,317,690	1,499,204	1,589,443	1,560,279	1,241,063
Accrued interest receivable	64,906	64,350	62,423	63,215	61,222	76,569
Insurance and reinsurance premium balances receivable	3,163,990	2,622,676	2,978,996	3,393,777	3,367,142	3,485,043
Reinsurance recoverable on unpaid losses and loss expenses	4,957,080	5,017,611	4,989,645	4,626,454	4,533,232	4,101,579
Reinsurance recoverable on paid losses and loss expenses	612,027	642,215	506,503	467,180	459,411	357,185
Deferred acquisition costs	575,250	465,593	544,384	574,658	577,509	611,229
Prepaid reinsurance premiums	1,555,303	1,377,358	1,460,723	1,479,328	1,379,450	1,281,808
Receivable for investments sold	55,473	4,555	2,028	3,671	1,450	34,137
Goodwill	100,801	100,801	100,801	100,801	100,801	102,003
Intangible assets	205,988	208,717	211,557	214,286	216,904	227,821
Value of business acquired	—	—	770	1,798	2,826	7,194
Operating lease right-of-use assets	98,837	103,295	107,791	112,444	116,693	140,149
Other assets	388,816	309,792	324,154	297,484	298,756	315,523

TOTAL ASSETS	$27,808,558	$27,368,970	$27,935,137	$27,581,730	$27,085,827	$25,948,768

LIABILITIES
Reserve for losses and loss expenses	$14,470,155	$14,653,094	$14,658,996	$14,157,353	$14,025,274	$13,082,273
Unearned premiums	4,824,128	4,090,676	4,464,282	4,698,944	4,551,424	4,395,240
Insurance and reinsurance balances payable	1,522,258	1,324,620	1,442,729	1,409,772	1,231,403	1,263,389
Debt	1,311,304	1,310,975	1,310,650	1,310,328	1,310,009	1,808,645
Payable for investments purchased	127,284	31,543	239,073	205,895	389,925	123,678
Operating lease liabilities	113,340	119,512	123,874	130,174	134,002	143,071
Other liabilities	319,549	427,894	360,478	279,504	267,400	292,894

TOTAL LIABILITIES	22,688,018	21,958,314	22,600,082	22,191,970	21,909,437	21,109,190

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,328,986	2,346,179	2,336,895	2,326,288	2,316,147	2,307,998
Accumulated other comprehensive income (loss)	(338,300)	56,536	150,122	226,317	214,861	(89,919)
Retained earnings	6,308,712	6,204,745	6,044,843	6,034,151	5,842,850	5,836,007
Treasury shares, at cost	(3,731,064)	(3,749,010)	(3,749,011)	(3,749,202)	(3,749,674)	(3,766,714)

TOTAL SHAREHOLDERS’ EQUITY	5,120,540	5,410,656	5,335,055	5,389,760	5,176,390	4,839,578

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,808,558	$27,368,970	$27,935,137	$27,581,730	$27,085,827	$25,948,768

Common shares outstanding	85,276	84,774	84,773	84,767	84,753	84,298
Diluted common shares outstanding [a]	87,948	87,147	87,216	87,197	87,235	86,170
Book value per common share	$53.60	$57.34	$56.45	$57.09	$54.59	$50.89
Book value per diluted common share	$51.97	$55.78	$54.86	$55.50	$53.03	$49.78
Tangible book value per diluted common share	$49.08	$52.84	$51.89	$52.50	$49.91	$46.45
Debt to total capital [b]	20.4%	19.5%	19.7%	19.6%	20.2%	27.2%
Debt and preferred equity to total capital	28.9%	27.7%	28.0%	27.8%	28.7%	35.5%

[a]	Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]	The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED

CASH AND INVESTED ASSETS PORTFOLIO

	At March 31, 2022						At December 31, 2021
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,340,104	$—	$1,077	$(67,978)	$2,273,203	14.3%	$2,682,448	16.3%
Non-U.S. government	761,463	—	2,051	(24,381)	739,133	4.6%	795,178	4.8%
Corporate debt	4,658,246	(284)	15,787	(200,198)	4,473,551	27.9%	4,495,312	27.3%
Agency RMBS	972,244	—	2,670	(39,077)	935,837	5.8%	1,074,589	6.5%
CMBS	1,188,811	—	1,333	(30,759)	1,159,385	7.2%	1,248,191	7.6%
Non-Agency RMBS	181,171	(79)	1,250	(7,454)	174,888	1.1%	186,164	1.1%
ABS	1,566,692	(20)	1,198	(33,865)	1,534,005	9.6%	1,622,480	9.8%
Municipals	171,370	—	828	(6,176)	166,022	1.0%	208,838	1.3%

Total fixed maturities, available for sale, at fair value	11,840,101	(383)	26,194	(409,888)	11,456,024	71.5%	12,313,200	74.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	55,200	—	—	—	55,200	0.3%	37,700	0.2%
ABS	438,309	—	—	—	438,309	2.8%	408,316	2.5%

Total fixed maturities, held to maturity, at amortized cost	493,509	—	—	—	493,509	3.1%	446,016	2.7%

Equity securities, at fair value
Common stocks	1,373	—	578	(442)	1,509	—%	1,364	—%
Preferred Stocks	115	—	76	—	191	—%	179	—%
Exchange-traded funds	203,455	—	117,952	(1,151)	320,256	2.0%	336,815	2.0%
Bond mutual funds	275,816	—	—	(33,822)	241,994	1.5%	317,317	2.0%

Total equity securities, at fair value	480,759	—	118,606	(35,415)	563,950	3.5%	655,675	4.0%

Total fixed maturities and equity securities	$12,814,369	$(383)	$144,800	$(445,303)	12,513,483	78.1%	13,414,891	81.4%

Mortgage loans, held for investment					627,063	3.9%	594,088	3.6%
Other investments					954,602	6.0%	947,982	5.7%
Equity method investments					157,843	1.0%	146,293	0.9%
Short-term investments					70,385	0.4%	31,063	0.2%

Total investments					14,323,376	89.4%	15,134,317	91.8%
Cash and cash equivalents [a]					1,706,711	10.7%	1,317,690	8.0%
Accrued interest receivable					64,906	0.4%	64,350	0.4%
Net receivable/(payable) for investments sold (purchased)					(71,811)	(0.5%)	(26,988)	(0.2%)

Total cash and invested assets					$16,023,182	100.0%	$16,489,369	100.0%

[a]	Includes $720 million and $473 million of restricted cash and cash equivalents at March 31, 2022 and December 31, 2021, respectively.

	At March 31, 2022		At December 31, 2021
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Long/short equity funds	$3,056	0.3%	$3,476	0.4%
Multi-strategy funds	48,561	5.1%	56,012	5.9%
Direct lending funds	276,211	28.9%	289,867	30.6%
Real estate funds	245,823	25.8%	238,222	25.1%
Private equity funds	260,596	27.3%	249,974	26.4%
Other privately held investments	115,474	12.1%	104,521	11.0%
Collateralized loan obligations - equity tranches	4,881	0.5%	5,910	0.6%

Total	$954,602	100.0%	$947,982	100.0%

AXIS CAPITAL HOLDINGS LIMITED

CASH AND INVESTED ASSETS COMPOSITION - QUARTER

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	14.3%	16.3%	16.3%	15.9%	14.0%	12.4%
Non-U.S. government	4.6%	4.8%	4.4%	4.2%	4.6%	3.9%
Corporate debt	27.9%	27.3%	27.6%	27.9%	28.7%	31.5%
MBS:
Agency RMBS	5.8%	6.5%	7.1%	6.5%	7.7%	10.6%
CMBS	7.2%	7.6%	7.4%	7.1%	8.1%	9.4%
Non-agency RMBS	1.1%	1.1%	1.2%	1.3%	1.1%	0.8%
ABS	9.6%	9.8%	10.0%	9.3%	9.0%	9.5%
Municipals	1.0%	1.3%	1.2%	1.7%	1.8%	1.4%

Total Fixed Maturities, available for sale	71.5%	74.7%	75.2%	73.9%	75.0%	79.5%
Fixed Maturities, held to maturity:
Corporate debt	0.3%	0.2%	0.1%	—%	—%	—%
ABS	2.8%	2.5%	2.4%	2.5%	2.6%	—%

Total Fixed Maturities, held to maturity	3.1%	2.7%	2.5%	2.5%	2.6%	—%
Equity securities	3.5%	4.0%	3.8%	3.7%	3.5%	2.7%
Mortgage loans	3.9%	3.6%	3.8%	4.1%	4.0%	3.4%
Other investments	6.0%	5.7%	5.4%	5.4%	5.1%	5.3%
Equity method investments	1.0%	0.9%	0.9%	0.8%	0.8%	0.6%
Short-term investments	0.4%	0.2%	0.4%	0.6%	1.1%	0.4%
Total Investments	89.4%	91.8%	92.0%	91.0%	92.1%	91.9%
Cash and cash equivalents	10.7%	8.0%	9.1%	9.9%	10.0%	8.2%
Accrued interest receivable	0.4%	0.4%	0.4%	0.4%	0.4%	0.5%
Net receivable/(payable) for investments sold (purchased)	(0.5%)	(0.2%)	(1.5%)	(1.3%)	(2.5%)	(0.6%)

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	19.0%	21.0%	21.0%	20.7%	18.0%	15.5%
AAA	35.0%	35.2%	36.1%	35.2%	37.0%	39.8%
AA	7.6%	7.7%	7.1%	7.4%	7.8%	7.0%
A	15.9%	15.0%	14.5%	14.6%	15.2%	15.9%
BBB	12.8%	12.5%	12.4%	13.2%	13.4%	13.0%
Below BBB	9.7%	8.6%	8.9%	8.9%	8.6%	8.8%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.2%	3.9%	4.0%	4.3%	5.0%	3.5%
From one to five years	38.5%	38.5%	38.3%	38.7%	36.9%	36.5%
From five to ten years	19.5%	19.8%	19.3%	20.3%	19.5%	19.1%
Above ten years	2.3%	2.2%	2.2%	1.7%	1.9%	2.7%
Asset-backed and mortgage-backed securities	35.5%	35.6%	36.2%	35.0%	36.7%	38.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.1%	1.9%	1.9%	2.0%	2.1%	2.7%
Yield to maturity of fixed maturities	3.1%	1.7%	1.4%	1.4%	1.5%	2.9%
Average duration of fixed maturities (inclusive of duration hedges)	3.1 yrs	3.0 yrs	3.1 yrs	3.1 yrs	3.3 yrs	3.3 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED

CORPORATE DEBT INVESTED ASSETS COMPOSITION

At March 31, 2022

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$789,992	17.7%	4.9%
Non-U.S. banks	388,344	8.7%	2.4%
Corporate/commercial finance	295,281	6.6%	1.8%
Insurance	171,700	3.8%	1.1%
Investment brokerage	74,987	1.7%	0.5%

Total financial institutions	1,720,304	38.5%	10.7%
Consumer non-cyclicals	396,744	8.9%	2.5%
Communications	242,885	5.4%	1.5%
Consumer cyclical	214,062	4.8%	1.3%
Utilities	185,126	4.1%	1.2%
Technology	164,024	3.7%	1.0%
Energy	149,394	3.3%	0.9%
Industrials	113,067	2.5%	0.7%
Transportation	101,419	2.3%	0.6%
Non-U.S. government guaranteed	96,574	2.2%	0.6%

Total investment grade	3,383,599	75.7%	21.0%
Total non-investment grade	1,089,952	24.3%	6.9%

Total corporate debt, available for sale, at fair value	$4,473,551	100.0%	27.9%

Total corporate debt, held to maturity, at amortized cost	$55,200	100.0%	0.3%

AXIS CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE DEBT HOLDINGS

At March 31, 2022

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$124,635	$(6,088)	$118,547	1.0%
GOLDMAN SACHS GROUP	120,025	(4,875)	115,150	1.0%
MORGAN STANLEY	118,192	(5,870)	112,322	0.9%
JP MORGAN CHASE & CO	100,803	(6,945)	93,858	0.8%
WELLS FARGO & COMPANY	95,623	(4,172)	91,451	0.8%
CITIGROUP INC	92,718	(2,858)	89,860	0.8%
AT&T INC	48,615	(2,644)	45,971	0.4%
MITSUBISHI UFJ FINANCIAL GROUP INC	39,973	(2,277)	37,696	0.3%
BRITISH AMERICAN TOBACCO PLC	35,181	(870)	34,311	0.3%
COMCAST CORPORATION	35,041	(1,174)	33,867	0.3%
[a]

These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION

At March 31, 2022

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
Residential MBS	$935,837	$157,638	$5,809	$5,942	$272	$5,227	$1,110,725
Commercial MBS	61,778	1,006,052	86,518	5,037	—	—	1,159,385
ABS	—	1,256,594	117,206	96,388	35,372	28,445	1,534,005

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$997,615	$2,420,284	$209,533	$107,367	$35,644	$33,672	$3,804,115

Percentage of total	26.2%	63.6%	5.5%	2.8%	0.9%	1.0%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
ABS	—	280,731	157,578	—	—	—	438,309

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$280,731	$157,578	$—	$—	$—	$438,309

Percentage of total	—%	64.0%	36.0%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED

REINSURANCE RECOVERABLE ANALYSIS

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$445,134	$451,609	$338,908	$318,421	$329,210	$200,990
Reinsurance	166,893	190,606	167,595	148,759	130,201	156,195

Total	$612,027	$642,215	$506,503	$467,180	$459,411	$357,185

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$821,432	$922,709	$908,182	$870,602	$870,816	$892,354
Reinsurance	639,251	614,125	575,628	518,973	491,517	482,347

Total	$1,460,683	$1,536,834	$1,483,810	$1,389,575	$1,362,333	$1,374,701

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,592,388	$2,554,202	$2,569,194	$2,395,835	$2,329,090	$2,127,989
Reinsurance	932,801	956,130	963,728	867,253	866,927	617,843

Total	$3,525,189	$3,510,332	$3,532,922	$3,263,088	$3,196,017	$2,745,832

Allowance for expected credit losses:
Insurance	$(25,475)	$(25,869)	$(23,664)	$(22,749)	$(22,037)	$(17,203)
Reinsurance	(3,317)	(3,685)	(3,423)	(3,460)	(3,081)	(1,751)

Total	$(28,792)	$(29,554)	$(27,087)	$(26,209)	$(25,118)	$(18,954)

Reinsurance recoverable on unpaid and paid losses and loss expenses:
Insurance	$3,833,479	$3,902,651	$3,792,620	$3,562,109	$3,507,079	$3,204,130
Reinsurance	1,735,628	1,757,176	1,703,528	1,531,525	1,485,564	1,254,634

Total	$5,569,107	$5,659,827	$5,496,148	$5,093,634	$4,992,643	$4,458,764

AXIS CAPITAL HOLDINGS LIMITED

REINSURANCE RECOVERABLE ANALYSIS

At March 31, 2022

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit loss as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverable	$2,930,325	$(702,180)	$2,228,145	54.1%	43.5%	$(11,934)	0.4%	$2,918,391
Other reinsurers balances > $20 million	2,155,746	(609,779)	1,545,967	37.6%	30.2%	(12,654)	0.6%	2,143,092
Other reinsurers balances < $20 million	511,828	(170,730)	341,098	8.3%	6.7%	(4,204)	0.8%	507,624

Total	$5,597,899	$(1,482,689)	$4,115,210	100.0%	80.4%	$(28,792)	0.5%	$5,569,107

At March 31, 2022, reinsurance recoverable balances, gross of collateral, of 86.5% (December 31, 2021: 85.7%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1 Swiss Reinsurance America Corporation	14.1%	11.4%
2 Harrington Re Ltd.	8.0%	6.4%
3 Transatlantic Reinsurance Co	6.1%	4.9%
4 Hannover Ruck SE	5.9%	4.7%
5 Lloyds of London	5.6%	4.4%
6 Partner Reinsurance Co of the US	4.4%	3.6%
7 SCOR Reinsurance Company	4.1%	3.3%
8 Munich Reinsurance America, Inc	3.4%	2.7%
9 Everest Reinsurance Company	3.3%	2.7%
10 Swiss Reinsurance Company Ltd.	2.6%	2.1%

	57.5%	46.2%

AXIS CAPITAL HOLDINGS LIMITED

RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended March 31, 2022			Three months ended March 31, 2021
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses
Beginning of period	$14,653,094	$(5,017,611)	$9,635,483	$13,926,766	$(4,496,641)	$9,430,125
Incurred losses and loss expenses	1,055,949	(323,250)	732,699	1,092,229	(377,511)	714,718
Paid losses and loss expenses	(1,159,441)	375,995	(783,446)	(981,545)	288,462	(693,083)
Foreign exchange and other	(79,447)	7,786	(71,661)	(12,176)	52,458	40,282

End of period [a]	$14,470,155	$(4,957,080)	$9,513,075	$14,025,274	$(4,533,232)	$9,492,042

[a]	At March 31, 2022, reserve for losses and loss expenses included IBNR of $9.2 billion, or 63% (December 31, 2021: $9.1 billion, or 62%).

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Three months ended March 31, 2022			Three months ended March 31, 2021
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross paid losses and loss expenses	$699,362	$460,079	$1,159,441	$573,209	$408,336	$981,545
Reinsurance recoverable on paid losses and loss expenses	(289,540)	(86,455)	(375,995)	(237,739)	(50,723)	(288,462)

Net paid losses and loss expenses	409,822	373,624	783,446	335,470	357,613	693,083

Gross case reserves	(202,202)	21,633	(180,569)	(19,290)	4,616	(14,674)
Gross IBNR	142,331	(65,254)	77,077	48,294	77,064	125,358
Reinsurance recoverable on unpaid losses and loss expenses	55,794	(3,049)	52,745	(7,576)	(81,473)	(89,049)

Net unpaid losses and loss expenses	(4,077)	(46,670)	(50,747)	21,428	207	21,635

Total net incurred losses and loss expenses	$405,745	$326,954	$732,699	$356,898	$357,820	$714,718

Gross reserve for losses and loss expenses	$7,719,773	$6,750,382	$14,470,155	$7,368,569	$6,656,705	$14,025,274
Net favorable prior year reserve development	$7,062	$1,894	$8,956	$1,505	$3,812	$5,317
Key Ratios
Net paid losses and loss expenses / Net incurred losses and loss expenses	101.0%	114.3%	106.9%	94.0%	99.9%	97.0%

Net paid losses and loss expenses / Net premiums earned	54.4%	73.9%	62.3%	54.4%	73.4%	62.8%
Net unpaid losses and loss expenses / Net premiums earned	(0.5%)	(9.2%)	(4.1%)	3.5%	—%	2.0%

Net losses and loss expenses ratio	53.9%	64.7%	58.2%	57.9%	73.4%	64.8%

AXIS CAPITAL HOLDINGS LIMITED

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT QUARTER AND PRIOR YEAR

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020	Year ended December 31, 2021
INSURANCE SEGMENT
Gross paid losses and loss expenses	$699,362	$691,657	$441,854	$493,803	$573,209	$509,378	$2,200,524
Reinsurance recoverable on paid losses and loss expenses	(289,540)	(319,661)	(154,584)	(174,727)	(237,739)	(204,348)	(886,710)

Net paid losses and loss expenses	409,822	371,996	287,270	319,076	335,470	305,030	1,313,814

Gross case reserves	(202,202)	67,731	47,583	(1,372)	(19,290)	18,286	94,651
Gross IBNR	142,331	(66,132)	326,336	83,955	48,294	380,280	392,451
Reinsurance recoverable on unpaid losses and loss expenses	55,794	9,651	(218,508)	(69,484)	(7,576)	(231,784)	(285,918)

Net unpaid losses and loss expenses	(4,077)	11,250	155,411	13,099	21,428	166,782	201,184

Total net incurred losses and loss expenses	$405,745	$383,246	$442,681	$332,175	$356,898	$471,812	$1,514,998

Gross reserve for losses and loss expenses	$7,719,773	$7,803,529	$7,797,533	$7,456,368	$7,368,569	$6,814,171	$7,803,529
Net favorable prior year reserve development	$7,062	$5,008	$5,418	$6,427	$1,505	$3,832	$18,360
Key Ratios
Net paid losses and loss expenses / Net incurred losses and loss expenses	101.0%	97.1%	64.9%	96.1%	94.0%	64.7%	86.7%

Net paid losses and loss expenses / Net premiums earned	54.4%	51.5%	42.2%	50.5%	54.4%	54.3%	49.6%
Net unpaid losses and loss expenses / Net premiums earned	(0.5%)	1.6%	22.8%	2.1%	3.5%	29.6%	7.5%

Net losses and loss expenses ratio	53.9%	53.1%	65.0%	52.6%	57.9%	83.9%	57.1%

REINSURANCE SEGMENT
Gross paid losses and loss expenses	$460,079	$448,300	$484,553	$416,850	$408,336	$468,015	$1,758,039
Reinsurance recoverable on paid losses and loss expenses	(86,455)	(98,494)	(78,672)	(79,713)	(50,723)	(101,950)	(307,602)

Net paid losses and loss expenses	373,624	349,806	405,881	337,137	357,613	366,065	1,450,437

Gross case reserves	21,633	77,796	81,030	58,448	4,616	80,024	221,891
Gross IBNR	(65,254)	(68,857)	142,067	(27,193)	77,064	39,492	123,080
Reinsurance recoverable on unpaid losses and loss expenses	(3,049)	(25,766)	(160,290)	(34,094)	(81,473)	(49,320)	(301,623)

Net unpaid losses and loss expenses	(46,670)	(16,827)	62,807	(2,839)	207	70,196	43,348

Total net incurred losses and loss expenses	$326,954	$332,979	$468,688	$334,298	$357,820	$436,261	$1,493,785

Gross reserve for losses and loss expenses	$6,750,382	$6,849,565	$6,861,463	$6,700,985	$6,656,705	$6,268,102	$6,849,565
Net favorable prior year reserve development	$1,894	$4,262	$5,594	$381	$3,812	$2,281	$14,050
Key Ratios
Net paid losses and loss expenses / Net incurred losses and loss expenses	114.3%	105.1%	86.6%	100.8%	99.9%	83.9%	97.1%

Net paid losses and loss expenses / Net premiums earned	73.9%	67.9%	76.5%	64.2%	73.4%	69.5%	70.5%
Net unpaid losses and loss expenses / Net premiums earned	(9.2%)	(3.3%)	11.9%	(0.6%)	—%	13.4%	2.1%

Net losses and loss expenses ratio	64.7%	64.6%	88.4%	63.6%	73.4%	82.9%	72.6%

AXIS CAPITAL HOLDINGS LIMITED

NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF APRIL 1, 2022

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders’ Equity	100 Year Return Period	% of Common Shareholders’ Equity	250 Year Return Period	% of Common Shareholders’ Equity
Single zone, single event
Southeast	U.S. Hurricane	$126	2.8%	$178	3.9%	$260	5.7%
Northeast	U.S. Hurricane	40	0.9%	111	2.4%	233	5.1%
Mid-Atlantic	U.S. Hurricane	74	1.6%	195	4.3%	361	7.9%
Gulf of Mexico	U.S. Hurricane	116	2.5%	157	3.4%	229	5.0%
Europe	Windstorm	89	1.9%	119	2.6%	161	3.5%
Japan	Windstorm	38	0.8%	87	1.9%	117	2.6%
Japan	Earthquake	55	1.2%	112	2.5%	187	4.1%
California	Earthquake	96	2.1%	178	3.9%	255	5.6%

The table above shows our net Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at April 1, 2022. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.

As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $0.2 billion. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $0.2 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $0.2 billion.

We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from AIR Worldwide. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.

Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended March 31,
	2022	2021
Net income available to common shareholders	$141,637	$115,737

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,961	84,514
Dilutive share equivalents:
Share-based compensation plans	847	451

Weighted average diluted common shares outstanding	85,808	84,965

EARNINGS PER COMMON SHARE
Earnings per common share	$1.67	$1.37
Earnings per diluted common share	$1.65	$1.36

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD - QUARTER

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020
Net income (loss) available (attributable) to common shareholders	$141,637	$197,329	$47,385	$227,910	$115,737	$(185,390)

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,774	84,773	84,767	84,753	84,353	83,959
Shares issued and treasury shares reissued	747	5	10	22	589	489
Shares repurchased for treasury	(245)	(4)	(4)	(8)	(189)	(150)

Common shares - at end of period	85,276	84,774	84,773	84,767	84,753	84,298

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,961	84,774	84,771	84,764	84,514	84,094
Dilutive share equivalents:
Share-based compensation plans [a]	847	817	565	503	451	—

Weighted average diluted common shares outstanding	85,808	85,591	85,336	85,267	84,965	84,094

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$1.67	$2.33	$0.56	$2.69	$1.37	($2.20)
Earnings (loss) per diluted common share	$1.65	$2.31	$0.56	$2.67	$1.36	($2.20)

[a]	Due to the net loss attributable to common shareholders recognized for the three month ended March 31, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED

BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2022
	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share
Closing stock price			$60.47

Book value per common share	$4,570,540	85,276	$53.60
Dilutive securities: [b]
Restricted stock units		2,672	(1.63)

Book value per diluted common share	$4,570,540	87,948	$51.97

	At December 31, 2021
	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share
Closing stock price			$54.47

Book value per common share	$4,860,656	84,774	$57.34
Dilutive securities: [b]
Restricted stock units		2,373	(1.56)

Book value per diluted common share	$4,860,656	87,147	$55.78

[a]	Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]	Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q1 2020
Common shareholders’ equity	$4,570,540	$4,860,656	$4,785,055	$4,839,760	$4,626,390	$4,289,578
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(102,003)
Less: intangible assets	(205,988)	(208,717)	(211,557)	(214,286)	(216,904)	(227,821)
Associated tax impact	53,055	53,500	53,175	53,241	45,565	42,857

Tangible common shareholders’ equity	$4,316,806	$4,604,638	$4,525,872	$4,577,914	$4,354,250	$4,002,611

Diluted common shares outstanding, net of treasury shares [a]	87,948	87,147	87,216	87,197	87,235	86,170

Book value per diluted common share	$51.97	$55.78	$54.86	$55.50	$53.03	$49.78

Tangible book value per diluted common share	$49.08	$52.84	$51.89	$52.50	$49.91	$46.45

[a]	Diluted common shares outstanding, net of treasury shares, is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)

OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended March 31,
	2022	2021
Net income available to common shareholders	$141,637	$115,737
Net investment (gains) losses [a]	94,508	(29,645)
Foreign exchange losses (gains) [b]	(44,273)	4,113
Interest in income of equity method investments [c]	(11,550)	(9,162)
Income tax expense (benefit)	(497)	1,694

Operating income	$179,825	$82,737

Earnings per diluted common share	$1.65	$1.36
Net investment (gains) losses	1.10	(0.35)
Foreign exchange losses (gains)	(0.52)	0.05
Interest in income of equity method investments	(0.13)	(0.11)
Income tax expense (benefit)	(0.01)	0.02

Operating income per diluted common share	$2.09	$0.97

Weighted average diluted common shares outstanding	85,808	84,965

Average common shareholders’ equity	$4,715,599	$4,686,042

Annualized return on average common equity	12.0%	9.9%

Annualized operating return on average common equity	15.3%	7.1%

[a]

Tax expense (benefit) of ($13,313) and $1,484 for the three months ended March 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.

[b]

Tax expense (benefit) of $12,816 and $210 for the three months ended March 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.

[c]	Tax expense (benefit) of $nil for the three months ended March 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED

RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity (“operating ROACE”), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Underwriting-Related General and Administrative Expenses

Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the ‘Segment Information’ note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the ‘Consolidated Statements of Operations - Quarter’ and ‘Consolidated Statements of Operations - Year’ sections of this document.

Consolidated Underwriting Income (Loss)

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the ‘Segment Information’ note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired (“VOBA”) arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the ‘Consolidated Statements of Operations - Quarter’ and ‘Consolidated Statements of Operations -Year’ sections of this document.

Operating Income (Loss)

Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We also recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the ‘Non-GAAP Financial Measures Reconciliation’ section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity (“ROACE”), respectively, in the ‘Non-GAAP Financial Measures Reconciliation’ section of this document.

Tangible Book Value per Diluted Common Share

Tangible book value represents common shareholders’ equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the ‘Tangible Book Value per Diluted Common Share’ section of this document.